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                                                                    Exhibit 99-3


The following certification accompanies the registrant's Annual Report on Form 10-K and is not filed as provided in SEC Release Nos. 33-8212, 34-47551 and IC-25967, dated March 21, 2003.



                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002


            In connection with the Annual Report of Lexington Precision Corporation, a Delaware corporation (the "Company"), on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

            (1) the Report of the Company filed today pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complies with the requirements of Section 13(a) of the Exchange Act; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/  Dennis J. Welhouse
                                        --------------------------------------
                                          Dennis J. Welhouse
                                          Senior Vice President and Chief
                                              Financial Officer
                                          (Principal Financial Officer)
                                          March 27, 2003



A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.